Supplemental Cash Flow Information	6 Months Ended
Jun. 30, 2019
Supplemental Cash Flow Elements [Abstract]
Supplemental Cash Flow Information	Supplemental Cash Flow Information

a)The following is a tabular reconciliation of the Partnership's cash, cash equivalents and restricted cash balances for the periods presented in the Partnership's consolidated statements of cash flows.

	June 30, 2019	December 31, 2018	June 30, 2018	December 31, 2017
	$	$	$	$
Cash and cash equivalents	124,880	149,014	177,071	244,241
Restricted cash – current	48,869	38,329	53,599	22,326
Restricted cash – long-term	31,439	35,521	29,823	72,868
	205,188	222,864	260,493	339,435
The Partnership maintains restricted cash deposits relating to certain term loans, collateral for cross currency swaps (see Note 11), project tenders and amounts received from charterers to be used only for dry-docking expenditures and emergency repairs.

b)The associated sales of the Toledo Spirit and Teide Spirit by its owner during the six months ended June 30, 2019 and 2018, respectively, resulted in the vessels being returned to their owner with the obligations related to finance lease being concurrently extinguished. As a result, the sales of the vessels and the concurrent extinguishments of the corresponding obligations related to finance lease of $23.6 million and $23.1 million for the six months ended June 30, 2019 and 2018, respectively, were treated as non-cash transactions in the Partnership's consolidated statements of cash flows.